UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 23, 2013

SPORT CHALET, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada Flintridge, CA 91011

(Address of principal executive offices) (Zip Code)

(818) 949-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On September 23, 2013, Sport Chalet, Inc. (the “Company”) issued a press release announcing that it has launched a process to identify strategic partners to accelerate its growth strategy. The Company has engaged Cappello Capital Corp. (“Cappello”) as its exclusive financial advisor to assist in exploring a range of options including strategic partners, investors, alliances and joint ventures.

A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

The information furnished in Item 7.01 of this Report, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in Item 7.01 is not intended to, and does not constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Cautionary Information Regarding Forward-Looking Statements

Except for historical information contained herein, the statements in this Report and in the exhibits attached hererto are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including any statement concerning the Company’s prospects, ability to raise additional financing or ability to identify or implement opportunities to improve its results of operations. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among other things, the specific forward looking statements in this Report and the risks associated with each, the uncertainty concerning our ability to return to profitability, the uncertainty that additional financing will be available on terms acceptable to us or at all, the fact that we may be unable to effectively execute our strategy to differentiate ourselves from our competitors, the negative effect of the economic downturn on the Company’s sales, limitations on borrowing under the Company’s bank credit facility, the Company’s ability to control operating expenses and costs, the competitive environment of the sporting goods industry in general and in the Company’s specific market areas, inflation, the challenge of maintaining its competitive position, the Company’s ability to manage the growth of its Team Sales Division and online business, the Company’s ability to regain or subsequently maintain compliance with the requirements for continued listing of its Class B Common Stock, changes in costs of goods and services, and the weather and economic conditions in general and in specific market areas. These and other risks are more fully described in the Company's filings with the Securities and Exchange Commission.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description of Exhibit
99.1	Press release dated September 23, 2013, entitled: "Sport Chalet Engages Cappello Capital Corp. as Exclusive Financial Advisor."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2013	SPORT CHALET, INC. By/s/ Howard K. Kaminsky Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated September 23, 2013, entitled: "Sport Chalet Engages Cappello Capital Corp. as Exclusive Financial Advisor."